FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 APRIL 24, 2001



TO EACH SHAREHOLDER OF
FIRST FINANCIAL BANCORP:


        You are invited to attend the Annual Meeting of Shareholders of First Financial Bancorp, a California corporation (the "Company"), which will be held at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, on Tuesday, April 24, 2001, at 5:30 p.m., Pacific Daylight Time, for the following purposes:





1. To elect a Board of nine directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The names of the nominees to be presented for election are set forth in the accompanying Proxy Statement.

2. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

        Section 2.05 of the Bylaws of the Company, as amended, provides as follows:

               "Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 25 days' notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the Corporation must disclose regarding director nominees in the Corporation's proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

        Only shareholders of record at the close of business on March 2, 2001, are entitled to notice of, and to vote at, the meeting. In order to ensure your representation, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. If you attend the meeting and wish to vote in person, your proxy will not be used.


                                           By Order of the Board of Directors,



                                           Leon Zimmerman
                                           President and Chief Executive Officer


Lodi, California
March 26, 2001

                             FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242


                                 PROXY STATEMENT
                                 MARCH 26, 2001


        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Financial Bancorp, a California corporation (the "Company"), for the annual meeting of shareholders of the Company, to be held on Tuesday, April 24, 2001, at 5:30 p.m., Pacific Time, at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, and any adjournment or postponement thereof (the "Annual Meeting"). The purposes of the meeting are set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached. The Company anticipates mailing this Proxy Statement and form of proxy to its shareholders on or about March 26, 2001.

        The cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mails. In addition, directors, officers and regular employees of the Company may make solicitations by telephone, facsimile or personal interviews, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. The Company will reimburse such banks, brokers and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

        A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to or at the time of the Annual Meeting will be voted in accordance with the instructions on the proxy. If no specification is made, proxies will be voted in the election of directors "FOR" the nominees of the Board of Directors, and, at the proxyholders' discretion, on such other matters, if any, which may come before the meeting (including any proposal to postpone or adjourn the meeting).


                      OUTSTANDING SHARES AND VOTING RIGHTS

        There were issued and outstanding 1,526,663 shares of the Company's common stock, no par value (the "Common Stock"), on March 2, 2001, which has been set as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

        The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on the matter in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

        On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of stock outstanding in the holder's name on the books of the Company as of the Record Date. For the election of directors, each shareholder has cumulative voting rights. Cumulative voting rights entitle each shareholder to cast that number of votes which equals the number of shares held by such shareholder, multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or may distribute his or her votes among any or all of the candidates as he or she chooses. In order for a shareholder to cumulate votes, the nominee's name must be placed in nomination prior to the voting and the shareholder desiring to cumulate votes must give notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes. The proxy holders are given discretionary authority under the terms of the proxy to cumulate votes with respect to shares for which they hold a proxy.


                             PRINCIPAL SHAREHOLDERS

        As of March 2, 2001, no individual known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as described below:

Title or            Name and Address of                           Number of Shares       Percentage
Class               Principal Owner                               Beneficially Owned        Owned

Common              Weldon D. Schumacher                              124,667 (1)           8.16%
Stock               1303 Rivergate Drive
                    Lodi, CA 95240

Common              Raymond H. Coldani                                 96,768 (2)           6.34%
Stock               13199 N. Ray Road
                    Lodi, CA 95242

Common              Leon J. Zimmerman                                  98,332 (3)           6.23%
Stock               701 S. Ham Lane
                    Lodi, CA 95242

Common              Bank of Lodi, Employee                            161,270 (4)          10.56%
Stock               Stock Ownership Plan (ESOP)
                    701 South Ham Lane
                    Lodi, CA 95242

-----------------------------------


(1) Includes 3,070 shares owned by Dr. Schumacher's wife, 100,900 shares held as community property and 567 shares subject to options that are exercisable as of March 2, 2001, or become exercisable within 60 days thereafter.

(2) Includes 17,714 shares owned by Mr. Coldani's wife and 59,599 shares held as joint tenants with spouse.

(3) Includes 8,137 shares owned by Mr. Zimmerman's wife, 16,174 shares held in trust by Mr. Zimmerman and his wife, 10,472 shares owned in Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan, and 51,056 shares subject to options that are exercisable as of March 2, 2001, or become exercisable within 60 days thereafter.

(4) Shares of Common Stock beneficially owned by the ESOP are allocated on an annual basis among ESOP participants. The Board of Directors of the Company has authority to appoint Trustees of the ESOP. The Trustees possess authority to manage all of the assets of the ESOP. As of the Record Date, Messrs. Ben Goehring, Angelo Anagnos and Steve Coldani served as Trustees and Administrative Committee members of the ESOP.

                                 PROPOSAL NO. 1

                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws provide that the Company's Board of Directors shall consist of not less than eight nor more than fifteen directors, the exact number to be determined by the Board from time to time. The authorized number of directors to be elected at the Annual Meeting is nine. The term of office for each director extends until the next annual meeting and until his or her successor, as set by the Board, is elected and qualified.

         Shares represented by properly executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named below, subject to the proxyholders' discretionary power to cumulate votes. Votes withheld and broker non-votes as to one or more or all nominees have no legal effect, although such votes will be counted as shares that are present for purposes of determining the presence of a quorum. The nine nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Instructions on the proxy to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer affirmative votes. If any of the Board of Directors' nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.

         The following table sets forth certain information with respect to those persons nominated by the Board of Directors of the Company for election as directors, as well as all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or executive officers. The Company has only one class of shares, Common Stock, outstanding.



                                                                     Common Stock Beneficially
                                                                     Owned as of March 2, 2001
                                                                     -------------------------
                                                                              Number of
          Name                       Age  Position with Company                Shares          Percent
          ----                       ---  ---------------------               ---------        -------
Incumbent Nominees;
Benjamin R. Goehring (a,b,c,d,e)     69   Chairman of the Board                39,975(1)        2.61%
                                          of Directors

Weldon D. Schumacher (a,b,d,e)       65   Vice Chairman of the                124,667(2)        8.16%
                                          Board of Directors

Angelo J. Anagnos (b,c,d)            66   Director                             30,482(3)        1.99%

Steven M. Coldani (c)                47   Director                             26,955(4)        1.76%

David M. Philipp (b)                 38   Director                             38,885(5)        2.54%

Leon J. Zimmerman (a,c,d)            58   Director, President and              98,332(6)        6.23%
                                          Chief Executive Officer

Robert H. Daneke                     47   Director, Executive                   7,024(7)        0.46%
                                          Vice President and
                                          Chief Credit Officer
New Nominees:

Robert H. Miller III                 56   Director                              1,154(8)        0.08%

Kevin Van Steenberge                 43   Director                              3,284(9)        0.22%


All directors and executive officers                                          403,593(10)      24.75%
as a group (11 persons)

-------------------------------

   (a) Member of the Executive Committee
   (b) Member of the Audit Committee
   (c) Member of the Loan and Investment Committee
   (d) Member of the Marketing Committee
   (e) Member of the Compensation and Stock Option Committee
-------------------------------

(1) Includes 12,175 shares owned by Mr. Goehring's wife, 996 shares owned by Mr. Goehring in joint tenancy with his children, and 6,870 shares subject to options that are exercisable as of March 2, 2001 or become exercisable within 60 days thereafter.

(2) Includes 3,070 shares owned by Dr. Schumacher's wife, 100,900 shares held as community property and 567 shares subject to options that are exercisable as of March 2, 2001 or become exercisable within 60 days thereafter.

(3) Includes 8,345 shares owned by Mr. Anagnos' wife and 6,870 shares subject to options that are exercisable as of March 2, 2001 or become exercisable within 60 days thereafter.

(4) Includes 6,900 shares held as community property or joint tenants by Mr. Coldani and his wife, 2,448 shares held as custodian for minor children, and 3,300 shares subject to options that are exercisable as of March 2, 2001 or become exercisable within 60 days thereafter.

(5) Includes 1,226 shares owned by Mr. Philipp's wife, 106 shares held as custodian for minor children, and 3,300 shares subject to options that are exercisable as of March 2, 2001 or become exercisable within 60 days thereafter.

(6) Includes 8,137 shares owned by Mr. Zimmerman's wife, 16,174 shares held in trust by Mr. Zimmerman and his wife, 10,472 shares owned in the Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan, and 51,056 shares subject to options that are exercisable as of March 2, 2001, or become exercisable within 60 days thereafter.

(7) 625 shares are held in joint tenancy with spouse; 364 shares are owned in the Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan; and 6,035 shares subject to options that are exercisable as of March 2, 2001, or become exercisable within 60 days thereafter.

(8)    Shares are held in joint tenancy with spouse.

(9)    Shares are held in Family Trust.

(10) Officers included in this total are the President and Chief Executive Officer; the Executive Vice President and Chief Credit Officer; Senior Vice President and Chief Financial Officer; and the Senior Vice President and Operations Administrator--in each case of the Company and the Bank. Shares include 82,801 shares subject to options that are exercisable as of March 2, 2001 or become exercisable within 60 days thereafter.


       The following is a brief description of the business experience of each nominee.

       BENJAMIN R. GOEHRING was appointed Chairman of the Board of Directors of the Bank in February, 1996 and Chairman of the Board of Directors of the Company in April, 1996. He is President of T&G Technologies, Inc., Chairman of the Board of BioWaste Tech., Inc., and was formerly the President and principal shareholder of Goehring Meat, Inc., a meat processing concern headquartered in Lodi, California, prior to its sale to Victor Fine Foods in 1988. He holds a Bachelor of Science degree from the University of California. He is a member of many civic, fraternal and professional organizations, and also serves on the board of directors for the National Meat Association, the Mokelumne River School, and several environmental companies.

       WELDON D. SCHUMACHER, M.D., D.A.B.F.P. was appointed Vice Chairman of the Board of the Bank and the Company in April, 1996. Dr. Schumacher has been engaged in the private practice of medicine in Lodi, California, since 1968. He holds a Bachelor of Arts degree from Loma Linda University, Loma Linda, California, and a Doctor of Medicine degree from Loma Linda University School of Medicine. Dr. Schumacher is active in a number of civic and professional organizations, including the San Joaquin County Medical Society, California Medical Association, American Medical Association, American Academy of Family Physicians and the Lodi District Chamber of Commerce.

       ANGELO J. ANAGNOS is an active investor and an owner/manager of various real estate holdings. He owned Sunwest Liquors and Delicatessen in Lodi, California from 1983 to 1998. He was also the previous owner of Payless Market and Liquors in Lodi, California from 1957 to 1983. Mr. Anagnos is a member of a number of fraternal and professional organizations including Lodi Elks Club, Lodi Eagles, Order of Ahepa, and the Lodi Hellenic Society.

       STEVEN M. COLDANI is a real estate broker and farmer. He is President of Coldani Realty Inc. in Lodi, California and co-owner of Graeagle Associates, Realtors in Graeagle, California. He holds a Bachelor of Science degree from the University of the Pacific School of Business. He is a director of Lodi Memorial Hospital Foundation, Inc., a member of the Lodi and Plumas County Boards of Realtors, San Joaquin County Farm Bureau, and the California Asparagus Commission. Mr. Coldani is also a past president of the Lodi Board of Realtors and a past director of the California Association of Realtors.

       DAVID M. PHILIPP is a financial management consultant and investor. Mr. Philipp is a CPA and served as the Chief Financial Officer for First Financial Bancorp and the Bank from April, 1992 to April, 1999. Prior to joining the Company and the Bank, he was the Budget Director and Financial Analyst for a national retailer from 1990 to 1992 and he was with KPMG, LLP from 1986 to 1990. Mr. Philipp lives with his wife and two sons in El Dorado Hills, California.

       LEON J. ZIMMERMAN joined the Company in April 1990. He was promoted from Executive Vice President and Chief Credit Officer of Bank of Lodi to President and CEO in August 1994. Mr. Zimmerman became President and CEO of the Company effective August 1995. He lives in Lodi with his wife and has resided and worked in the San Joaquin/Sacramento Valley since 1960, serving in various banking capacities since 1962. Mr. Zimmerman serves on many community boards and committees, including the Lodi Police Chaplaincy Association, San Joaquin County Education Foundation, Chamber of Commerce - Agribusiness Committee and LEED - Sacramento Steering Committee. He is a member of Lodi Rotary Club, Sutter Club - Sacramento, World Trade Club - San Francisco, Independent Order of Odd Fellows, Lodi Grape Festival and Harvest Fair and several other community groups.

       ROBERT H. DANEKE joined the Company in December, 1999 bringing on board 23 years of banking experience. Prior to joining the Company, Mr. Daneke was employed at Clovis Community Bank for the past eight years and was promoted to Senior Vice President/Senior Credit Officer in 1997. In addition, his career has included: seven years with the Correspondent Bank Division of Community Bank in Redwood City and seven years with Bank of America Corporate Banking Group. Mr. Daneke holds a B.B.A. Degree in Finance from the University of Iowa. He is also a graduate of Pacific Coast Banking School at the University of Washington and the California Intermediate Banking School at the University of San Diego. He has been President and Chairman of the Board for the Clovis District Chamber of Commerce and has served on the Board of Directors for both the Clovis Kiwanis Club and the Sequoia Council of Boy Scouts of America. He currently is a member of the Lodi Chapter of Independent Order of Odd Fellows, participates in the Leadership Lodi program and serves on Lodi Unified School District's Budget Advisory Committee. Mr. Daneke resides in Lodi with his wife and two children.

       ROBERT H. MILLER III is the Implementation Group Manager for International Business Systems in Folsom, California. He retired in 1997 from IBM Corporation after 31 years where he served in various management positions. Mr. Miller graduated from Golden Gate University with a Bachelor of Business Administration degree. He served in the United States Air Force Reserves from 1966 through 1972. Mr. Miller is a member of the Folsom Chamber of Commerce, Folsom Historical Society, California State Railroad Museum, Folsom-El Dorado-Sacramento Historical Railroad Society, and a member and past president of the Rotary Club of Folsom. Mr. Miller resides in Folsom with his wife Candy.

       KEVIN VAN STEENBERGE has worked for Lodi Iron Works since 1979 and has served as President since December, 1999. Mr. Van Steenberge holds a Bachelor of Arts degree in Economics from the University of Southern California. He is a member of the American Foundrymen's Society, Steel Founders Association and California Cast Metals Association. He currently serves as a member of the Board of directors of the Metal Casting Stormwater Monitoring Group and the Micke Grove Zoological Society. Mr. Van Steenberge resides in Lodi with his wife Lori and two daughters.

       Committees of the Board of Directors

       In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed several standing committees, including an Executive Committee, an Audit Committee, a Loan and Investment Committee, a Marketing Committee, and a Compensation and Stock Option Committee. The regular meetings of the Loan and Investment, Audit and Marketing Committees are held jointly each month. The Board of Directors of the Bank has similar committees. Membership of these committees is the same for the Company and the Bank. The members of such committees are set forth above in the table under "ELECTION OF DIRECTORS OF THE COMPANY."

       The Board of Directors has not established a nominating committee or similar committee. The Board of Directors has approved the nominees listed above as candidates for election as directors. Nominees for election to the Board of Directors may also be nominated by shareholders, pursuant to the procedures set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached.

       The Executive Committee meets from time to time as necessary and, while the Board is not in session, possesses all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may, by law, be delegated to it by the Board of Directors. During 2000, Mr. Goehring served as Chairman of the Executive committee.

       The Audit Committee is empowered to (i) meet with the independent auditors of the Company and review the scope of the annual audit, any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company, (ii) advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' examination, (iii) nominate, with the approval of the Board, the firm of independent auditors to be submitted to the shareholders of the Company for ratification at the annual meeting thereof, if such submission is deemed desirable by the Board, (iv) review the Company's annual financial statements and discuss such statements with the auditors prior to their release, (v) receive and consider the auditors' comments and suggestions as to the internal audit and control procedures, adequacy of staff and other matters, (vi) perform such other functions and undertake such investigations relating to the financial accounting aspects of the Company as the Board may direct, and (vii) retain and consult with counsel or other experts as the Committee may consider necessary or appropriate in the discharge of its duties. The functions of the Committee are limited to the foregoing and do not include normal management functions concerning accounting or auditing practices. The Audit Committee met twelve times during 2000 on a joint basis with the Loan and Investment and Marketing Committees. The Board of directors has adopted a charter for the Audit committee which is attached as Appendix A to this Proxy Statement. Mr. Schumacher served as Chairman of the Audit Committee during 2000. Messrs. Schumacher, Goehring and Anagnos meet the independence requirements of NASDAQ. Mr. Philipp was employed by the Company and the Bank within the past three years and therefore does not meet the independence requirements of NASDAQ. Based upon Mr. Philipp's background and experience in financial reporting and the banking industry, the Board of Directors deemed it to be in the best interest of the Company to allow Mr. Philipp to serve as a member of the Audit Committee.

       The Loan and Investment Committee is authorized and empowered to (i) establish investment and loan policies, (ii) establish individual investment and loan limits, (iii) supervise and administer the investment and loan function,
(iv) undertake such other functions as the Board may from time to time direct. The Loan and Investment Committee met twelve times on a joint basis with the Audit and Compliance Committee and eighteen times on a separate basis during 2000. Mr. Katzakian served as Chairman of the Loan and Investment Committee during 2000. Mr. Katzakian is retiring as a director as of the 2001 annual meeting.

       The Marketing Committee is empowered to oversee and guide the efforts of the Company with respect to (i) cultivating and promoting the Company's position within the community, (ii) the marketing of products and services, and (iii) the discharge of responsibilities with respect to the Community Reinvestment Act. The Marketing Committee met four times during 2000. Mr. Goehring served as Chairman of the Marketing Committee during 2000.

       The Compensation and Stock Option Committee is authorized and empowered to investigate and recommend to the Board (i) the compensation to be paid to executive officers of the Company and the Bank, (ii) the amount of any bonus under the terms of any contract of employment between the Company or the Bank and any executive officer, (iii) employee benefit plans deemed appropriate for the employees of the Company and the Bank, (iv) supervise the administration of any such employee benefit plans adopted by the Company and the Bank and (v) undertake such other investigations and perform such other functions as the Board may from time to time direct. Mr. Goehring served as Chairman of the Compensation and Stock Option Committee during 2000.

       The Board of Directors of the Bank held twelve regular meetings and four special meetings during 2000. The Board of Directors of the Company held twelve regular meetings and one special meeting during 2000. No director attended fewer than 75% of the total number of meetings of the Boards and the committees on which he served during 2000.

       Compensation of Directors

       During 2000, fees totaling $148,800 were paid to the Directors for attending meetings of the Bank's Board of Directors and the Company's Board of Directors, respectively. The Chairman of the Board received an annual retainer of $26,400. Directors Schumacher and Katzakian who served as chairman of the Audit Committee and the Loan and Investment Committee, respectively, each received an annual retainer of $25,200. The remaining directors received an annual retainer of $24,000.

       The Directors have also received options to purchase shares of the Company's Common Stock pursuant to the automatic grant features of the 1991 Director Stock Option Plan. For more information, see the discussion of the 1991 Director Stock Option Plan under "Change in Control Arrangements--1991 Stock Option Plans" herein.

       Effective April 3, 1998, the Company and the Bank established a director emeritus program (the "Director Emeritus Program") for retired members of the Board of Directors. Any Director who has served continuously for at least ten years as a Director of the Company or the Bank prior to retirement is eligible to be granted the status of "Director Emeritus" under the Director Emeritus Program. A Director Emeritus is required to (a) represent the goodwill of the Company and the Bank in the community, (b) promote the continued profitability of the Company and the Bank, (c) maintain communication and meet periodically with the President and the Chairman, (d) provide consultation in his field of expertise, and (e) comply with the Company's policies applicable to the activities of a Director Emeritus. A Director Emeritus does not have the status of a Director of the Company or the Bank and is not entitled to attend or vote at any meetings of the Board of Directors or committees of the Board of Directors. The term of any Director Emeritus is three years. No fees or other compensation will be paid to a Director Emeritus, although any such person with a Director Supplemental Compensation Agreement will be eligible for annual payments totaling $7,500 during each of the first three years of service as a Director Emeritus (for more information regarding such payments, see the discussion of Director Supplemental Compensation Agreements under "Supplemental Compensation Agreements" below).

       During 1998, each member of the Board of Directors became entitled to certain fringe benefits, payable upon death, disability or retirement and upon early termination of service as a Director due to a change in control or certain other events other than voluntary resignation, pursuant to the terms of individual Director Supplemental Compensation Agreements and Life Insurance Endorsement Method Split Dollar Plan Agreements signed with the Bank. Said Agreements were made effective as of April 3, 1998, the premium date of single-premium life insurance policies purchased by the Bank on the lives of certain executive officers and directors. For more information, see the discussion of Director Supplemental Compensation Agreements under "Supplemental Compensation Agreements" below.

       The Company maintains a salary continuation plan (see "Salary Supplemental Compensation Agreements" on page 10) for its executive officers, certain senior officers and its directors. As of December 31, 2000, the Company's non-employee directors were credited with $74,000 in accrued benefits under the directors' salary continuation plan. The Company allocated $25,000 to the Salary Continuation Plan in 2000 on behalf of its non-employee directors.

                             EXECUTIVE COMPENSATION

         Stock Options - Option Grants in the Last Fiscal Year

       The following table sets forth information concerning the grant of stock options to Leon J. Zimmerman, President and Chief Executive Officer of the Company; Robert Daneke, Executive Vice President & Chief Credit Officer; and Allen Christenson, Senior Vice President & Chief Financial Officer of the Company and the Bank during the calendar year ended December 31, 2000.


                          Number of     % of Total                             Potential Realizable Value at
                         Securities      Options                                  Assumed Annual Rates of
                         Underlying     Granted to     Exercise                  Stock Price Appreciation
                           Options     Employees In      Price    Expiration        for Option Term (3)
                         Granted (1)    Fiscal Year    $ /sh (2)      Date        5%  ($)        10% ($)
                         -----------   ------------    --------      -----        -------        -------
    Leon J. Zimmerman      24,000           49.9%       $9.365     5/24/2010      $141,350      $358,210
    Robert H. Daneke        8,000           16.6%        9.365     5/24/2010        47,117       119,403
    Allen R. Christenson    5,000           10.4%        9.365     5/24/2010        29,448        74,627
----------------------------

(1) The material terms of all option grants to named officers during 2000 are as follows: (i) all options are incentive stock options; (ii) all options have an exercise price equal to the fair market value on the date of grant;
     (iii) all options have a ten-year term and become  exercisable  as follows:
     20% at date of issuance and 20% per year for the subsequent four years; and
     (iv) all options terminate on the earlier of ten years after the date of grant; twelve months from termination for death or disability; three months from termination of employment for reasons other than death, disability or cause; or thirty days following employee's receipt of notice of termination of employment for cause.

(2) Exercise Price is determined by the average closing bid and ask prices on the date of grant.

(3) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the Common Stock of the Company. It is important to note that options have value to the listed executives only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executives to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's Common Stock would be approximately $15.25 and $24.29, respectively, as of the expiration of the options granted on May 25, 2000.


       Aggregated Option Exercises in 2000 and Fiscal Year-end Option Values

       The  following  table  sets  forth  information   pertaining  to  options
exercised  during the last fiscal year and unexercised  options as of the end of the last  fiscal  year for Leon J.  Zimmerman,  President  and  Chief  Executive
Officer;  Robert Daneke,  Executive Vice President and Chief Credit Officer; and
Allen  Christenson,  Senior Vice  President and Chief  Financial  officer of the
Company and the Bank:

       Number of    Value Realized        Securities Underlying               Value of Unrealized
        Shares     (Market Price at       Number of Unexercised                  in-the-money
       Acquired      Exercise Less          Options at FY-End                  Options at FY-End
      on Exercise   Exercise Price)    Exercisable    Unexercisable         Exercisable  Unexercisable
      -----------   --------------     -----------    -------------         -----------  -------------
Leon J. Zimmerman:
           7,214       $ 25,759            46,256         19,200            $ 147,281    $7,296

Robert Daneke:
             500          1,094             4,435         11,440                1,756     4,472

Allen Christenson:
               -              -             3,100          7,150               (3,145)   (3,768)



         Summary Compensation Table

       The following table sets forth, for each of the last three fiscal years, the compensation of the Chief Executive Officer of the Company and the two highest paid executive officers of the Company who received salary and incentive compensation in excess of $100,000 for the year ended December 31, 2000.


                                                             Long-Term Compensation
                  Annual Compensation                        Awards          Payouts
                  -------------------                        ------          -------
                                                       Restricted
                                    Other Annual         Stock                LTIP        All Other
    Year    Salary (1)    Bonus   Compensation (2)     Award(s)    Options   Payouts  Compensation (3)
    ----    ----------   ------   ----------------     --------    -------   -------  ----------------
    Leon J. Zimmerman:
    2000   $ 155,000    $ 38,000         --               --        24,000     --            $ 6,406
    1999     147,000       4,000         --               --            --     --              9,953
    1998     140,000      22,531         --               --            --     --              7,924

    Robert H. Daneke:
    2000     102,600       2,000         --               --         8,000     --              4,361
    1999       7,384          --         --               --         8,375     --                 --

    Allen R. Christenson:
    2000      94,000       7,000         --               --         5,000     --              3,447
    1999      39,166          --         --               --         5,250     --                 --

----------------------------

(1) Amounts shown for each year include compensation earned and received as well as amounts earned but deferred at the officer's election.

(2) Mr. Zimmerman, Mr. Daneke, and Mr. Christenson did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus during 2000, 1999 and 1998.

(3) All other compensation includes contributions to the Bank of Lodi Employee Stock Ownership Plan (see description herein below) and matching contributions to the Company's 401(k) Profit Sharing Plan. All other compensation does not include the value of certain benefits payable pursuant to the Executive Supplemental Compensation Agreements and Life Insurance Endorsement Method Split Dollar Plan Agreements, entered into between the Bank and the officers upon death, retirement or termination of employment without cause (for more information, see the discussion of Executive Supplemental Compensation Agreements under "Supplemental Compensation Agreements" hereinbelow).


      Employment Agreements

       Leon J. Zimmerman, President and Chief Executive Officer of the Company and the Bank, entered into an Employment Agreement with the Company, effective September 30, 1998, for a one year term ending April 30, 1999, subject to automatic extensions for additional one-year periods and also subject to certain early termination provisions. The Agreement provides for a base salary of $140,000 per annum, with increases effective on the 1st of January each year, commencing with January 1, 1999, at the sole discretion of the Board of Directors based upon a review of his performance during the previous year and competitive factors. Such salary includes Mr. Zimmerman's service on the Board of Directors of the Company and the Bank. The Agreement also provides that Mr. Zimmerman shall participate in any officer bonus plan and he is entitled to the same group insurance plans and other benefits made available to employees generally, plus the use of an automobile. The Company may immediately terminate the Agreement if the termination is for cause. The Company may also terminate the Agreement without cause by giving Mr. Zimmerman thirty (30) days written notice. In the event the Company terminates Mr. Zimmerman's employment without cause, Mr. Zimmerman will be entitled to receive as severance compensation an amount equal to twelve months' salary. Upon a change in control, or if Mr. Zimmerman is terminated after a change in control or he voluntarily terminates his employment within two years after a change in control in response to a constructive termination, Mr. Zimmerman will be entitled to receive as severance compensation an amount equal to two times his average annual compensation for the two years immediately preceding the change in control. For purposes of the Agreement, "change in control" means a change in control of the Company of a nature  that  would be  required  to be  reported  in  response  to Item 6(e) of
Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act. A "constructive termination" is defined by the Agreement to include a material reduction in base salary, a material change in responsibilities, or a requirement to relocate.

       The Company has employment agreements with three other executive officers, including Robert H. Daneke and Allen R. Christenson. Except for the salaries and service on the board of directors (Mr. Christenson does not serve on the Board of Directors), the terms of each agreement currently in force are substantially identical. The term of each agreement is one year and is extended automatically for one year each January 1 unless either party gives written notice to the contrary. In addition to their salaries, each employee is entitled to various fringe benefits and a discretionary bonus. All employees are entitled to disability benefits under prescribed circumstances.

      Supplemental Compensation Agreements

       During 2000, the Bank converted its existing nonqualified executive officer and director defined contribution retirement and death benefit plan to a defined benefit plan ("Plan"). The Plan is unsecured and unfunded and there are no Plan assets. The Bank has purchased insurance on the lives of the executive officers and certain directors who participate in the Plan and intends to use the cash values of those policies ($10,032,000 and $8,674,000 at December 31, 2000 and 1999, respectively) to pay the retirement obligations that accrue pursuant to the Plan. The Bank also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement with the executive officers and directors in order to provide for the division of death proceeds of such policies as between the Bank and the designated beneficiary(ies). The Company's total accrued pension obligation was $456,000 and $169,000 as of December 31, 2000 and 1999, respectively.

         The Officer Plan provides for the payment of certain benefits upon retirement (age 62 or older) or early retirement (prior to attaining age 62), upon death or disability prior to retirement, or in the event employment is terminated prior to retirement. If the employment of the executive officer is terminated prior to the officer attaining age 62, other than by reason of death, disability or retirement, then the entitlement of the executive officer to the benefits specified in his agreement will depend on whether the officer is terminated (i) without cause, or on account of or after a change in control of the Bank, in which case the designated benefits will be payable, or (ii) with cause, or by voluntary resignation of the officer prior to 100 percent vesting of his benefits, in which case all rights and benefits will be forfeited. The formula by which benefits are determined for the officers who participate in the Plan is based on a combination of the individual's position within the Bank, their age at the time when their retirement benefits become fully vested, and the amount of their benefits available under the previous plan.

       The Director Plan provides for the payment of certain benefits, commencing after the expiration of the initial three year period as Director Emeritus following retirement from the Board of Directors of the Bank, and continuing until the Director's death. During service as Director Emeritus, he will also be entitled to receive certain payments during the three-year period commencing on his retirement date from the Board of Directors. The Director Plan provides for the payment of certain benefits in the event the Director becomes disabled while serving on the Board of Directors of the Bank, which benefits will continue until the Director's death, and certain other benefits in the event the service of the Director is terminated, other than by reason of death, disability or retirement, prior to age 65, which benefits depend on whether his service is terminated (i) without cause, or on account of or after a change in control of the Bank, in which case the designated benefits will be payable, or
(ii) with cause, or by voluntary resignation of the Director prior to 100 percent vesting of his benefits, in which case all rights and benefits will be forfeited. All current directors are fully vested in these benefits.

       The benefits are defined in each Director agreement. Upon a Director's retirement, and assuming that he serves as a Director Emeritus, the Bank will pay to the Director the sum of $7,500 per year for the first three years of such service. In any event, commencing on the third anniversary of the Director's retirement, the Bank will pay to the Director the sum of $7,500 per year, continuing until the Director's death.

      Transactions with Management

       During 2000, certain directors and officers of the Company and the Bank had loans outstanding with the Bank. Such loans were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

       There are no existing or proposed material interests or transactions between the Company and any of its executive officers or directors.


      Change in Control Arrangements

       Employment Contract. Upon a change in control, or if an executive officer is terminated after a change in control or he voluntarily terminates his employment within two years after a change in control in response to a constructive termination, the officer will be entitled to receive as severance compensation an amount equal to two times his average annual compensation for the two years immediately preceding the change in control. For purposes of the Agreement, "change in control" means a change in control of the Company of a nature  that  would be  required  to be  reported  in  response  to Item 6(e) of
Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act. A "constructive termination" is defined by the Agreement to include a material reduction in base salary, a material change in responsibilities, or a requirement to relocate.

       1991 Stock Option  Plans.  On February  19, 1991,  the Board of Directors
adopted (i) the First Financial Bancorp 1991 Employee Stock Option Plan (the "Employee Stock Option Plan"), under which officers and key full-time salaried employees of the Company and its subsidiaries may be granted options to purchase shares of the Company's Common Stock; and (ii) the First Financial Bancorp 1991 Director Stock Option Plan (the "Director Stock Option Plan"), under which members of the Board of Directors are granted options to purchase shares of the Company's Common Stock. At the 1991 Annual Meeting, the shareholders approved the adoption of the Employee Stock Option Plan and the Director Stock Option Plan (collectively referred to as the "1991 Stock Option Plans"). The 1991 Stock Option Plans are intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees, and by assisting them in acquiring shares of the Company's Common Stock, which will allow them to benefit directly from the Company's growth, development and financial success. The Director Stock Option Plan was amended at the 1995 annual meeting of shareholders in respect of the timing of option grants. Section 5(a) of the Director Stock Option Plan, as amended, provides that, on May 1, 1995, each person who is an eligible Board member and who has continuously served on the Board since June 18, 1991, shall be granted an option to purchase 3,150 shares of Common Stock. Accordingly, on May 1, 1995, each of the Directors of the Company (including six of the nominees described in this Proxy Statement) was granted a nonstatutory option for 3,150 shares of Common Stock.

       The Board of Directors of the Company adopted a new, 1997 Stock Option Plan and the shareholders approved such Plan at the annual meeting held on April 22, 1997. No additional option grants will be made under the 1991 Stock Option Plans after such date. Such discontinuance will not adversely affect any stock option previously granted and outstanding under the 1991 Stock Option Plans.

       1997 Stock Option Plan. On March 20, 1997, the Board of Directors adopted the First Financial Bancorp 1997 Stock Option Plan (the "1997 Stock Option Plan"), under which directors, officers and key full-time salaried employees of the Company and its subsidiaries and any consultant to the Company and its subsidiaries who is not a member of the Board of Directors may be granted options to purchase shares of the Company's Common Stock. At the 1997 Annual Meeting, the shareholders approved the adoption of the 1997 Stock Option Plan. The 1997 Stock Option Plan is intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees and consultants.

       Change in Control. In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board has the power to cause the termination of options which are then outstanding under the Company's 1991 Stock Option Plans if the surviving or resulting corporation does not agree to assume all outstanding options under such plans; provided, however that in such event the optionees shall have the right prior to such sale, liquidation, dissolution, merger or consolidation to notification thereof as soon as practicable and, thereafter until three days prior to the effectiveness of such sale, dissolution, liquidation, merger or consolidation, to exercise the option without regard to the vesting provisions. This right is conditioned upon the execution of a definitive agreement of merger or consolidation or final plan of sale, liquidation, or dissolution. Under the 1997 Stock Option Plan, in the event of a change in control of the Company, the outstanding options will be subject to the terms of the agreement of merger or reorganization. Such an agreement may provide for the assumption of outstanding options, for payment of a cash settlement or for acceleration of exercisability, in all cases without the consent of the optionees.

      Employee Stock Ownership Plan

       Effective January 1, 1992, the Company and the Bank established the Bank of Lodi Employee Stock Ownership Plan. The plan covers all employees, age 21 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The Bank's annual contributions to the plan are made in cash and are at the discretion of the Board of Directors based upon a review of the Company's consolidated profitability. Contributions to the plan are invested primarily in the common stock of the Company and are allocated to participants on the basis of salary in the year of allocation. Benefits become 20% vested after the third year of credited service, with an additional 20% vesting each year thereafter until 100% vested after seven years. The amount of contributions for the benefit of Mr. Zimmerman, Mr. Daneke and Mr. Christenson is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

      Profit Sharing Plan

       Effective January 1, 1997, the Company established the First Financial Bancorp 401(k) Profit Sharing Plan. The plan covers all employees, age 18 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The plan is intended to supplement income upon retirement; the actual retirement benefit for each employee will depend on the amount in the employee's plan account balance at the time of retirement. For each plan year, participating employees may elect to have a portion of their compensation contributed to the plan, and the Company or the Bank may, at its discretion, make matching or other contributions. Company and Bank contributions to the plan for the benefit of employees become 20% vested after the second year of service, with an additional 20% vesting each year thereafter until 100% vested after six years. The amount of contributions for the benefit of Mr. Zimmerman, Mr. Daneke and Mr. Christenson is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

      Section 16 (a) Beneficial Ownership Reporting

       The Company's Directors, executive officers and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

       Based solely on a review of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 2000, no person who was a Director, executive officer or greater than 10% beneficial owner of the Company's Common Stock failed to file on a timely basis any reports required by Section 16(a).



                          REPORT OF THE AUDIT COMMITTEE

       The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. As required by SAS 61, the Audit Committee has discussed required matters with KPMG LLP, the independent auditors. The Audit Committee has received the written disclosures and the letter from KPMG LLP which is required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the auditors' independence. Based on the review and discussions above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the latest fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has adopted a written charter which is included in this proxy statement as Appendix A.

Audit Committee members:                          Weldon D. Schumacher, Chairman
                                                  Benjamin R. Goehring
                                                  Angelo J. Anagnos
                                                  David M. Philipp


         Principal Accounting Firm Fees

            The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, KPMG LLP:

  Audit Fees                                                        $   84,000
  Financial Information Systems Design and Implementation Fees              --
  All Other Fees (a,b)                                                  10,400
                                                                    ----------
                                                                    $   94,400

(a)  Includes fees for tax consulting and other non-audit services.
(b)  The Audit Committee has considered whether the provision of these non-audit
     services  is  compatible  with   maintaining  the  principal   accountant's
     independence.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors has selected KPMG LLP as the Company's certified public accountants for 2000. KPMG LLP audited the financial statements of the Company for the year ended December 31, 2000. KPMG LLP has no interest, financial or otherwise, in the Company. The services rendered by KPMG LLP during the 2000 fiscal year were audit services and included consultation in connection with various accounting, tax reporting, strategic planning, and compensation matters. The Audit Committee of the Board of Directors of the Company approved each professional service rendered by KPMG LLP during the 2000 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Audit Committee of the Board of Directors before such service was rendered.

       A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.


                                  ANNUAL REPORT

       The annual report of the Company containing audited financial statements for the fiscal year ended December 31, 2000, has been combined with the required information of the Annual Report on Form 10-K. The Company's combined Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the SEC under the Securities Exchange Act of 1934, accompanies this Proxy Statement.


                SHAREHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING;
                              DISCRETIONARY VOTING

       Any proposal of a shareholder intended to be presented at the Company's 2002 Annual Meeting must be received by the Company no later than November 30, 2001 for inclusion in the Proxy Statement and form of proxy for that meeting and must meet the requirements of the SEC's proxy rules. Any such proposal should be directed to the attention of the President, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242. The proxy holders may vote in their discretion all proxies solicited for the company's 2002 Annual Meeting on any matter raised at that meeting of which the Company did not have notice by at least February 18, 2002.

                                  OTHER MATTERS

       The Board of Directors of the Company knows of no other matters which will be brought before the Meeting, but if such matters are properly presented, proxies solicited hereby relating to the Meeting will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting.

       You are urged to sign, date and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.


                                         By Order of the Board of Directors,



                                         Leon J. Zimmerman
                                         President and Chief Executive Officer






Lodi, California
March 26, 2001

                                                                      APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


                                  INTRODUCTION

       The Board of Directors recognizes that the Company's management is responsible for preparing the Company's financial statements and that independent auditors are responsible for auditing those financial statements. In fulfilling these responsibilities, management and the independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.

       Nothing in this Charter should be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company's financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.


I.      AUDIT COMMITTEE PURPOSE

       The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance

     - Monitor the independence and performance of the Company's independent auditors and internal auditing department

     - Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors

     - Review areas of potential significant financial risk to the Company.

       The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

       Prior to the beginning of each fiscal year, the Chairman shall draft a proposed schedule of the Committee's activities for the coming year, and the times at which such activities shall occur, including preliminary agendas for each proposed meeting of the Committee, which shall be submitted to the Committee for its review and approval, with such changes as the Committee shall determine to be appropriate.


II.     AUDIT COMMITTEE COMPOSITION AND MEETINGS

       The Audit Committee shall be comprised of not less than three (3) nor more than six (6) directors as determined by the Board, each of whom shall be "independent directors," free from any relationship that would interfere with the exercise of his or her independent judgment. For purposes of determining independence, the following criteria shall be applied:

       "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (a) director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         (b) director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (c) director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (d) director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         (e) director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

       All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise and the regulatory requirements of the Company's industry.

       Audit Committee members shall be appointed by the Board on recommendation of the Executive Committee. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management (suggested time to be following the presentation of the annual audit report or at the time the audit engagement letter is presented for approval), the independent auditors and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed.


III.    AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

A. Review and reassess the adequacy of this Charter, and any provisions of the Company's by-laws which refer to the Audit Committee, at least annually and propose to the Board of Directors necessary or appropriate revisions. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

B. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. If the Committee finds the annual financial statements acceptable, to recommend to the Board of Directors that they be included in the Company's annual report on Form 10-K or 10-KSB.

C. In consultation with the management and the independent auditors consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

D. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see Independent Auditors' section, item E). The Chair of the Committee, or his or her designee, may represent the entire Audit Committee for purposes of this review.

E. Review prior to publication or filing and approve such other Company financial information, including appropriate regulatory filings and releases that include financial information, as the Committee deems desirable.

Independent Auditors

A. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors and approve and recommend to the Board any discharge of auditors when circumstances warrant.

B. Approve the fees and other compensation to be paid to the independent auditors.

C. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

D.       Review  the  independent   auditors'  audit  plan  -  including  scope,
         staffing, locations, reliance upon management and internal audit and general audit approach.

E. Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 61.

F. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applies in its financial reporting.

G. Review the budget, plan, changes in plan, activities and qualifications of external auditors as needed.

H. Annually require the auditors to confirm in writing their understanding of the fact that they are ultimately accountable to the Board of Directors of the Company and its Audit Committee.

I.       On at least an annual  basis,  review  with the  Company's  counsel any
         legal   matters   that   could  have  a   significant   impact  on  the
         organization's financial statements.


Other Audit Committee Responsibilities

A. Annually prepare a report to shareholders as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

B.       Perform  any  other  activities   consistent  with  this  Charter,  the
         Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

C. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

General

A. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

B. The Board of Directors reserves all authority permitted under the rules of the Commission and any exchange or market on or through which the Company's securities may hereafter be traded or listed for trading in connection with any matter referred to in this Charter, including but not limited to the determination of independence of Audit Committee members.